UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 24, 2018

DULUTH HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Wisconsin	001-37641	39-1564801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Countryside Drive Belleville, Wisconsin 53508
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (608) 424-1544

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

At the 2018 Annual Meeting of Shareholders (the “Annual Meeting”) of Duluth Holdings Inc. (the “Company”) held on May 24, 2018, the shareholders approved the Duluth Holdings Inc. Employee Stock Purchase Plan (the “ESPP”).  The purpose of the ESPP is to provide employees of the Company with an opportunity to purchase shares of the Company’s Class B common stock.

There are 1,450,000 shares of our Class B common stock reserved for issuance under the ESPP, which represents the maximum aggregate number of shares of Class B common stock that may be purchased under the ESPP.

The foregoing description of the ESPP is qualified in its entirety by reference to the ESPP attached as Appendix A to the Proxy Statement on Schedule 14A filed April 13, 2018 in connection with the Annual Meeting, which is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, our shareholders voted on proposals to: (1) elect the seven individuals nominated by the Board of Directors of the Company to serve as directors until the 2019 Annual Meeting of Shareholders, (2) ratify the selection of Grant Thornton LLP as the independent registered public accounting firm for the Company for the year ending February 3, 2019, and (3) approve the ESPP.  The final voting results on these proposals are as follows:

(1)  Election of the below-named nominees to the Board of Directors of the Company:

Nominee	Class of Common Stock	Number of Votes FOR	Withhold Authority	Broker Non-Votes

Stephen L. Schlecht	Class A	33,642,000	0	0
	Class B	20,236,435	2,874,540	5,080,842

Stephanie L. Pugliese	Class A	33,642,000	0	0
	Class B	23,066,824	44,151	5,080,842

E. David Coolidge III	Class A	33,642,000	0	0
	Class B	22,886,437	224,538	5,080,842

Francesca M. Edwardson	Class A	33,642,000	0	0
	Class B	23,018,978	91,997	5,080,842

David C. Finch	Class A	33,642,000	0	0
	Class B	22,878,907	232,068	5,080,842

Thomas G. Folliard	Class A	33,642,000	0	0
	Class B	23,075,484	35,491	5,080,842

Brenda I. Morris	Class A	33,642,000	0	0
	Class B	23,019,338	91,637	5,080,842

(2)  Ratification of the selection of Grant Thornton LLP as the independent registered public accounting firm for the Company for the year ending February 3, 2019:

Class of Common Stock	Number of Votes FOR	Number of Votes Against	Withheld/Abstentions
Class A	33,642,000	0	0

Class B	28,140,378	33,145	18,294

(3)  Approval of the ESPP:

Class of Common Stock	Number of Votes FOR	Number of Votes Against	Withheld/Abstentions	Broker Non- Votes
Class A	33,642,000	0	0	0

Class B	22,948,483	152,109	10,383	5,080,842

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DULUTH HOLDINGS INC.

Dated: May 24, 2018	By: /s/ David Loretta
David Loretta Senior Vice President and Chief Financial Officer

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